UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

GENERATION NEXT FRANCHISE BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-177305	45-2511250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Financial Court, Suite 100, Diego, California 92117

(Address of Principal Executive Offices)

858-210-4200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Directors

On August 9, 2018, the Generation Next Franchise Brands’ Board of Directors appointed Ms. Lavaille Lavette as a Director and she accepted as of September 1, 2018.

With a Master’s in Education, Lavaille Lavette has worked as an investment broker, schoolteacher, school district administrator, speechwriter, marketing executive and sales/-merchandising leader.  A best-selling author, marketing and educational expert, Lavaille served as the Special Advisor to the U.S. Secretary of Education, 2001 – 2005. Lavaille is a Founding Board Member and the first President of the Luanda Africa Sister City Association. She is involved in a number of international charitable ventures.

Currently she heads up a branding/marketing consulting firm and multi-media packaging company. In addition to the branding and marketing of well-known personalities, the company develops and markets products in the airport, publishing, food, and the sports industry. Over the past 15 years Lavaille has used her merchandising and sales expertise to manage a number of airport food and retail concepts.

Lavaille combined three of her passions (Time Management, Leadership Training and Charitable Causes) with the creation of the 86400 Seconds Movement, “Making a Difference, Being The Difference.” There are 86,400 seconds in a day; the 86400 Seconds Movement is the instigator for a renewed life of intention and relevance. (86400 faith.com, 86400campus.com, 86400movement.com) Lavette is also the co-author of Yolanda Adams’ Points of Power, and author of the best selling children’s book series, Steve Harvey presents “The Adventures of Roopster Roux.” Lavette is co-founder of Every Child An Author. ECAA is on a mission to make every child in America a published author, one grade level at a time. (http://everychildanauthor.com) She teamed with Fox 26 network to spearhead Fox’s on air 86400 Book Club For Kids. (http://86400bookclub.com) During her leisure time she is an active skateboarder, loves to cook and spend time with her family and friends.

Exhibit:	99.1

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Next Franchise Brands, Inc.

Date: August 13, 2018	By:	/s/ Arthur Budman
Arthur Budman
Chief Executive Officer and Chief Financial Officer

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